Mercury Systems Announces Appointments of Chief Financial Officer and Independent Director Finance and Technology Leader, David Farnsworth, Named CFO Former Chairman and CEO of Leidos, Roger Krone, Appointed to Board ANDOVER, Mass. – June 29, 2023 – Mercury Systems, Inc. (NASDAQ: MRCY, www.mrcy.com), a technology company that delivers processing power for the most demanding aerospace and defense missions, today announced the continuation of its previously announced Board of Directors and leadership refreshment process, with the appointments of:  David Farnsworth as Chief Financial Officer, effective July 17, 2023. Mr. Farnsworth brings decades of experience as a financial expert within the technology defense industry. He was previously the CFO of HawkEye 360, and prior to that, Vice President and CFO of Raytheon’s Integrated Defense Systems business and its Intelligence, Information and Services segment.  Roger Krone, former Chairman and Chief Executive Officer of Leidos, as an independent director, effective June 28, 2023. He will also serve as a member of the Board’s Nominating and Governance Committee. Mr. Krone is an experienced public company director, currently serving on the Board of Lear Corporation and previously serving on the Boards of BorgWarner and United Launch Alliance. William K. O’Brien, Chairman of the Board, said, “Roger’s appointment, coupled with the recent addition of Jerry DeMuro, brings immense industry expertise and proven track records of strategic oversight and growth to our boardroom. As the Board continues to oversee the refinement and implementation of the Company’s strategy, Jerry and Roger’s respective experience will be invaluable to our efforts.” Bill Ballhaus, Interim President and Chief Executive Officer, said, “David is a standout leader with deep program knowledge and insight, and a successful track record that demonstrates his ability to deliver results while leading sophisticated financial operations. We are excited for him to bring his passion for the customer to Mercury as we enhance our focus on operational excellence and execution of our strategy. The Board, leadership team and I are greatly appreciative of the support provided by Michelle McCarthy in recent months as she seamlessly stepped into the role of Interim CFO, and we look forward to continuing to work closely with her.”

Mr. Farnsworth said, “Mercury is embarking on an important and exciting next chapter, and I am pleased to join the team. The Company has a unique position in the market, and I am ready to get to work alongside Bill and the leadership team to advance the efforts already underway to get closer to our customers and deliver value for all stakeholders.” As previously announced, Michelle McCarthy, who has served as Interim CFO since January 2023, will remain in her role as Senior Vice President and Chief Accounting Officer. About David Farnsworth Mr. Farnsworth most recently served as Chief Financial Officer of HawkEye 360, a radio frequency data analytics company operating a first-of-its-kind commercial satellite constellation. He previously held several roles within Raytheon, including as Vice President and CFO of its Integrated Defense Systems business, CFO of its Intelligence, Information and Services segment, CFO of its Technical Services business and at Raytheon Corporate headquarters, where he worked directly with the CEO and COO to spearhead strategic initiatives. Mr. Farnsworth currently serves on the Board of Directors of Merrimack Valley Credit Union, a state- chartered community credit union, and on the Board of USA Diving, the national governing body for the sport of diving. He previously served on the Board of Thales-Raytheon Systems Company, an aerospace and defense company. Mr. Farnsworth holds a bachelor’s degree from the Wharton School at the University of Pennsylvania and a master’s degree in business administration from Boston University. About Roger Krone Mr. Krone previously served as the Chairman and CEO at Leidos, a leading Fortune 500 science and technology company focused on the software, hardware, and complex integrated system solutions of large- and small-scale defense, civil and health applications, from 2014 until his retirement earlier in 2023. Mr. Krone spent over 15 years at Boeing, where he served in several leadership positions, including President of its Network & Space Systems business, and was previously a Vice President at McDonnell Douglas Corporation, which was later acquired by Boeing. Mr. Krone began his career at General Dynamics Corporation. Mr. Krone currently serves on the Board of Directors of Lear Corporation. He previously served on the Board of Directors of BorgWarner and United Launch Alliance. Mr. Krone holds a Bachelor of Science in aerospace engineering from the Georgia Institute of Technology, a Master of Science in aerospace engineering from the University of Texas at Arlington and a Master’s in Business Administration from the Harvard School of Business.

Mercury Systems – Innovation that Matters® by and for People Who Matter Mercury Systems is a technology company that pushes processing power to the tactical edge, making the latest commercial technologies profoundly more accessible for today’s most challenging aerospace and defense missions. From silicon to system scale, Mercury enables customers to accelerate innovation and turn data into decision superiority. Mercury is headquartered in Andover, Massachusetts, and has 24 locations worldwide. To learn more, visit mrcy.com. (Nasdaq: MRCY) Forward-Looking Safe Harbor Statement This press release contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the Company’s focus on enhanced execution of the strategic plan under a refreshed Board and leadership team. You can identify these statements by the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of continued geopolitical unrest and regional conflicts, competition, inflation, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. government’s interpretation of, federal export control or procurement rules and regulations, changes in, or in the interpretation or enforcement of, environmental rules and regulations, market acceptance of the Company's products, shortages in or delays in receiving components, supply chain delays or volatility for critical components such as semiconductors, production delays or unanticipated expenses including due to performance quality issues or manufacturing execution issues, the impact of the COVID-19 pandemic and supply chain disruption, inflation and labor shortages, among other things, on program execution and the resulting effect on customer satisfaction, inability to fully realize the expected benefits from acquisitions, restructurings, and value creation initiatives such as 1MPACT, or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, effects of shareholder activism, increases in interest rates, changes to industrial security and cyber-security regulations and requirements and impacts from any cyber or insider threat events, changes in tax rates or tax regulations, such as the deductibility of internal research and development, changes to interest rate swaps or other cash flow hedging arrangements, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, which difficulties may be impacted by the termination of the Company’s announced strategic review initiative, unanticipated challenges with the transition of the Company’s Chief Executive Officer and Chief Financial Officer roles, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the

Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended July 1, 2022 and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. INVESTOR CONTACT Nelson Erickson Senior Vice President, Strategy and Corporate Development Nelson.Erickson@mrcy.com MEDIA CONTACT Turner Brinton Senior Director of Corporate Communications Turner.Brinton@mrcy.com